SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2003

TIME WARNER TELECOM INC.

(Exact name of registrant as specified in its charter)

Delaware	0-30218	84-1500624
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

10475 Park Meadows Drive Littleton, Colorado 80124

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 566-1000

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events and Regulation FD Disclosure

Time Warner Telecom Inc. will make the presentation attached to this report to various investors and at the Credit Suisse First Boston High Yield Media and Telecom Conference on Thursday, November 20 at 11:15 EDT. The webcast of the presentations can be accessed at www.twtelecom.com, “Investor Relations”.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

Exhibit 99.1	Time Warner Telecom Inc. investor presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER TELECOM INC.

By:	/s/ Tina Davis

Name: Tina Davis Title:Vice President and Deputy General Counsel

Dated: November 18, 2003

EXHIBIT INDEX

Exhibit No.	Description of the Exhibit

99.1	Investor Presentation November 2003

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